Red Mountain Resources, Inc. 8-K

Exhibit 99.1

1

2 Disclaimer This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a registration s tatement or pursuant to an exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary and Forward - Looking Statements In addition to statements of historical fact, this presentation contains forward - looking statements . The presentation of outlooks, projections, estimates, targets and other forward - looking information in this presentation is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements . Readers are cautioned not to place undue reliance on these forward - looking statements, which reflect management’s analysis only as of the date hereof . Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” or “could” or the negative variations thereof or comparable terminology are intended to identify forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different from any future results expressed or implied in those statements . Risks and uncertainties that could prevent the Company from achieving any stated goals include, but are not limited to, the following : a. volatility or decline of our stock price ; b. potential fluctuation in annual or quarterly results ; c. dilution related to additional issuances of securities ; d. declines or volatility in the prices we receive for our oil and natural gas ; e. general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business ; f. our ability to generate sufficient cash flow from operations, borrowings or other sources to enable us to fully develop and our oil and natural gas properties ; g. risks associated with drilling, including completion risks, cost overruns and the drilling of non - economic wells or dry holes ; h. uncertainties associated with estimates of proved oil and natural gas reserves ; i. the presence or recoverability of estimated oil and natural gas reserves and the actual future production rates and associated costs ; j. risks and liabilities associated with acquired companies and properties ; k. risks related to integration of acquired companies and properties ; l. potential defects in title to our properties ; m. our ability to raise additional capital to fund future capital expenditures ; n. cost and availability of drilling rigs, equipment, supplies, personnel and oilfield services ; o. geological concentration of our reserves ; p. environmental or other governmental regulations, including legislation of hydraulic fracture stimulation and elimination of income tax incentives available to our industry ; q. our ability to secure firm transportation for oil and natural gas we produce and to sell the oil and natural gas at market prices ; r. exploration and development risks ; s. management’s ability to execute our plans to meet our goals ; t. our ability to retain key members of our management team ; u. weather conditions ; v. actions or inactions of third - party operators of our properties ; w. costs and liabilities associated with environmental, health and safety laws ; x. ability to find and retain skilled personnel ; y. operating hazards attendant to the oil and natural gas business ; and z. competition in the oil and natural gas industry . The Company undertakes no obligation to publicly revise these forward - looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law . The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation . Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto . The assumptions upon which the projections are based are described in more detail herein . Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results . Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results . Prospective investors are cautioned not to place undue reliance on the projections included herein .

3 Corporate Overview Red Mountain Resources, Inc. (“RMR”) Listing OTCBB:RDMP Last Price $0.84 Common Shares Outstanding (MM) 110.8 Market Cap (MM) $93.1 Total Debt (MM) $20.8 Cash (MM) $4.5 Enterprise Value (MM) $109.4 Management and Insider Ownership 13% Company Auditor Hein & Associates Independent Reserve Engineer Auditor Lee Engineering, Forrest Garb & Associates, Joe C. Neal & Associates a s of February 19, 2013

4 Company Overview Summary of Combined Properties of RMR and Cross Border Production 1 : 868 (BOE/D) Percent Oil: 50% Reserves 2 : 4.6 MMBOE Fully - funded CAPEX budget of $12.4 million Drilling Inventory (PUD only): 42/26 Gross/Net * As of February 19, 2013, RMR owns 77.9% the common stock of Cross Border Resources (OTCBB:XBOR) (“Cross Border”) 1 Estimated production as of December 2012 2 Reserves based on report dated June 1, 2012, for RMR, December 10, 2012, for Bamco Gas, LLC, and January 1, 2012, for Cross Border.

5 Summary of Properties Acreage Chart Gross Net Developed Permian – Delaware 11,642 5,428 Undeveloped Permian – Delaware 3 322,051 23,364 Developed Permian – Midland 760 740 Undeveloped Permian – Midland 2,084 1,950 Undeveloped Southwest NM 3 536,340 268,170 Developed South Texas 4,897 1,560 Kansas 3,404 3,404 TOTAL 881,178 304,616 Reserves 2 0 100 200 300 400 500 600 700 800 900 BOEPD RMR XBOR Consolidated Average Daily Production (Net BOE/d) 1 1 Cross Border and Consolidated production data for the periods ending December 31, 2012 and February 28, 2013, respectively, are estimates 2 Reserves based on report dated June 1, 2012, for RMR, and December 10, 2012 , for Bamco Gas, LLC, and January 1, 2012, for Cross Border 3 Includes acreage where mineral rights are owned 2.5 MMBOE 0.8 MMBOE 1.3 MMBOE PUD PDNP PDP 99% of acreage either owned mineral rights or leases held by production F or the Quarter E nding

Milestones and Strategic Growth Oriented Business Plan

June 2011 — RMR completes reverse merger with Black Rock Capital, acquiring property assets and 13.2% share in Cross Border

November 2011 — RMR closes private placement raise of $16.2MM; executes $4MM secured note; closes $2.75MM conv. debt

January 2012 — RMR successfully drills and completes Madera 24-2H with peak hour IP rates of 1,144 Bbls and 772 Mcf for a total of 1,273 BOE; increases Cross Border ownership to 29.9%

April 2012 — RMR and Cross Border execute settlement agreement; RMR CEO Alan Barksdale and two independent directors named to Cross Border Board

February 2013 — RMR acquires additional shares of Cross Border, increasing ownership stake to 77.9%

February 2013 — RMR obtains credit facility and completes $6MM equity financing; consolidates debt of XBOR and RMR

	2013E	2014E/2015
Organic growth through the drill bit	Exit rate daily production to exceed 1,500+ Boepd	Exit rate daily production to exceed 3,000+ boepd
EBITDA growth	EBITDA run rate = $20 mm+	Achieve 50%+ annual EBITDA growth
Increase liquidity of stock	Uplist on NYSE MKT, potential reverse stock split	Increase institutional investor awareness and shareholder base
Maintain strong credit metrics	Target debt service coverage ratio greater than 5x Target debt/EBITDA ratio below 3x	Hedging program paired with reserve and production growth to maintain liquidity

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Recent Events

Ownership of Cross Border Resources

Pursuant to privately negotiated transactions, RMR recently acquired 5,091,210 shares of common stock of Cross Border Resources (OTC: XBOR) from a limited number of stockholders of Cross Border in exchange for the issuance of 10,182,420 shares of the Company's common stock, bringing the Company's total ownership to approximately 77.9%.

Bank Facility and Recapitalization of Debt

RMR recently announced a credit agreement with Independent Bank to consolidate all existing debt of Cross Border Resources and Red Mountain. The Credit Agreement provides for an up to $100 million revolving credit facility with an initial commitment of $20 million and a maturity date of February 5, 2016.

Equity Raise

On February 5, 2013, Red Mountain accepted subscriptions in a private placement for the purchase of an aggregate of 7,058,823 shares of common stock at a purchase price of $0.85 per share, for gross proceeds to Red Mountain of $6,000,000. The closing of the private placement is expected to occur on or before February 28, 2013.

Madera Expansion and Development

Red Mountain has executed a Stipulation of Interest and Cross Conveyance Agreement with Chevron Midcontinent, L.P. which provides for the purchase and sale of oil and gas leasehold interests and associated wells across lands owned by Red Mountain and Chevron within Sections 24, 25, and 36 of T26S-R34E and Sections 18 (south half) and 19 of T26S-R35E in the Jabalina Southwest field in Lea County, New Mexico. Red Mountain recommenced its development plan on the Madera prospect by spudding the Madera 24-3H in early February. Additionally, Red Mountain will convert the Madera 25-1 to a disposal well, which will significantly reduce water handling and disposal expense.

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Management Team

Highly experienced management team with ***13% equity stake***

ALAN W. **BARKSDALE**
Chairman, President, & Chief Executive Officer

10+ years experience within the energy industry, CEO since July 2011

Significant oil & gas experience, including management, operations, finance and corporate development

Led more than 100 transactions as a Director in the Capital Markets Group of regional investment bank

TOMMY W. **FOLSOM**
Executive Vice President, Dir. of Exploration & Production

40+ years of experience in the energy industry

Enerstar Resources O & G, LLC

Murchison Oil and Gas, Inc.

Vision Energy, Inc.

Santa Fe Energy, Inc.

MICHAEL R. **UFFMAN**
Chief Financial Officer

10+ years of experience in the financial sector of the energy industry

Global Hunter Securities, LLC

Dahlman Rose

Capital One Southcoast

KPMG LLP

HILDA D. **KOUVELIS**
Chief Accounting Officer

25+ years of experience in the financial sector of the energy industry

Transatlantic Petroleum Ltd.

Sky Petroleum Inc.

Ascent Energy, Inc.

PetroFina S.A.

Key Team Members

JACK C. **BRADLEY**
Vice President, Director of Business Development
9+ years experience

RANDELL K. **FORD**
Director
45+ years experience

EARL M. **SEBRING**
Senior Consulting Geologist
35+ years experience

DICK **JACKSON**
Senior Geologist
30+ years experience

L. DOUG **YOUNG**
Consulting Engineer, Drilling & Completions
36+ years experience

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10 Permian Basin Overview Property Overview 335,445 net acres in West Texas and New Mexico • 36,485 net acres classified as Permian Basin • 84% oil Near - term assets to support production and reserves growth in target formations: • Bone Springs • Wolfbone / Wolfcamp • Delaware • Abo • Yeso • San Andres Large acreage position creates long - term upside 99% of acreage either owned mineral rights or leases held by production Significant operating experience and aligned with premier operating partners on non - operated assets Uniquely positioned ownership and team provides access to services and basin - wide well data

11 Madera Prospect Asset Highlights – 5 producing wells and 1 disposal well, and 1 well in progress • In January 2012, RMR completed the 24 - 2H well, an extremely successful horizontal well with peak 24 - hour flow rate of 1,273 Boe (1,144 B bls + 772 Mcf ); drilled to a vertical depth of 9,028 ft and a lateral length of 4,620 ft • One of the deepest horizontal wells drilled in the Delaware formation in the Permian • Additional potential well locations targeting the Delaware, Avalon Shale, Bone Springs, Wolfcamp , Atoka, and Strawn formations • Recently completed agreement with Chevron to add adjacent acreage, making the area more efficient for development

12 Madera Prospect Economics High Base Low EUR ( Mboe ) 467 400 333 PV - 10 ($M) $1,879 $1,419 $930 IRR (%) 102% 69% 43% Payback (Years) 1.2 1.5 2.1 Gross Well Cost ($M) $6,500 $6,500 $6,500 IP (Boe/d) 807 700 587 B - factor 1.2 1.2 1.2 Sensitivity Case Assumptions Representative Type Curve / Development Economics Oil Price ($/ bbl ) PV - 10 (M$) Payout ( yrs ) IRR (%) HIGH CASE $80 $1,529 1.5 76% $90 $1,879 1.2 102% $100 $2,230 1.1 134% BASE CASE $80 $1,115 1.9 52% $90 $1,419 1.5 69% $100 $1,723 1.3 90% LOW CASE $80 $676 2.7 32% $90 $930 2.1 43% $100 $1,185 1.8 56% 100 1,000 10,000 100,000 0 12 24 36 48 60 72 84 96 108 120 Oil,BBL Gas/MCF Sensitivity to Oil Price - IRR 0% 25% 50% 75% 100% 125% 150% $80 $90 $100 IRR HIGH CASE BASE CASE LOW CASE Oil Price Sensitivity

13 Madera Long - Lateral Economics High Base Low EUR ( Mboe ) 667 567 467 PV - 10 ($M) $4,087 $3,111 $2,209 IRR (%) 201% 125% 75% Payback (Years) 1.0 1.2 1.6 Gross Well Cost ($M) $7,500 $7,500 $7,500 IP (Boe/d) 1140 967 807 B - factor 1.2 1.2 1.2 Sensitivity Case Assumptions Representative Type Curve / Development Economics Oil Price ($/ bbl ) PV - 10 (M$) Payout ( yrs ) IRR (%) HIGH CASE $80 $3,440 1.2 147% $90 $4,087 1.0 201% $100 $4,735 0.9 269% BASE CASE $80 $2,562 1.4 93% $90 $3,111 1.2 125% $100 $3,659 1.1 164% LOW CASE $80 $1,751 1.9 56% $90 $2,209 1.6 75% $100 $2,667 1.4 98% Sensitivity to Oil Price - IRR Oil Price Sensitivity 100 1,000 10,000 100,000 0 12 24 36 48 60 72 84 96 108 120 Oil,BBL Gas,MCF 0% 50% 100% 150% 200% 250% 300% $80 $90 $100 IRR HIGH CASE BASE CASE LOW CASE

14 Cowden Prospect This prospect contains 760 gross acres and 740 net acres. Leases are located between the Donnelly San Andres and Harper San A ndr es field. A small, but effective, water flood was implemented in 2001 and response can be seen in the decline curves around 2002 - 03. There is additional downspacing and water flood potential.

15 Cowden Prospect Economics High Base Low EUR ( Mboe ) 75 63 50 PV - 10 ($M) $1,168 $823 $480 IRR (%) 99% 67% 41% Payback (Years) 1.4 1.8 2.3 Gross Well Cost ($M) $800 $800 $800 IP (Boe/d) 59 50 41 B - factor 1 1 1 Sensitivity Case Assumptions Representative Type Curve / Development Economics Oil Price ($/ bbl ) PV - 10 (M$) Payout ( yrs ) IRR (%) HIGH CASE $80 $924.1 1.6 80% $90 $1,167.8 1.4 99% $100 $1,412.2 1.3 125% BASE CASE $80 $616.3 2.1 51% $90 $822.6 1.8 67% $100 $1,029.6 1.5 85% LOW CASE $80 $311.0 2.8 30% $90 $479.6 2.3 41% $100 $649.1 2.0 53% Sensitivity to Oil Price - IRR 0% 25% 50% 75% 100% 125% 150% $80 $90 $100 IRR HIGH CASE BASE CASE LOW CASE Oil Price Sensitivity 10 100 1,000 10,000 0 12 24 36 48 60 72 84 96 108 120 Oil,BBL Gas,MCF

16 Tom Tom/Tomahawk Prospect The Tom Tom/Tomahawk prospect contains approximately 8,300/6,200 gross/net acres. The Tom Tom field was discovered by Amoco in 1967 and has produced more than 3.5MM Bbls since 2000. The prospect provides low risk exposure to oil reserves and has long - lived, shallow production from the prolific San Andres formation. The field has workover potential in 45 of the existing wellbores . Additionally there is significant upside through 40 acre drilling opportunities with further down - spacing to 20 acre spacing. Secondary recovery and deeper producing horizons p resent further value add opportunities.

17 Tom Tom/Tomahawk Economics High Base Low EUR ( Mboe ) 60 50 40 PV - 10 ($M) $1,041 $715 $392 IRR (%) 87% 59% 35% Payback (Years) 1.5 1.9 2.6 Gross Well Cost ($M) $800 $800 $800 IP (Boe/d) 47 40 33 B - factor 1 1 1 Sensitivity Case Assumptions Representative Type Curve / Development Economics Oil Price ($/ bbl ) PV - 10 (M$) Payout ( yrs ) IRR (%) HIGH CASE $80 $798 1.8 65% $90 $1,041 1.5 87% $100 $1,285 1.4 111% BASE CASE $80 $510 2.3 43% $90 $715 1.9 59% $100 $922 1.6 76% LOW CASE $80 $224 3.2 24% $90 $392 2.6 35% $100 $561 2.2 47% Sensitivity to Oil Price - IRR Oil Price Sensitivity 10 100 1,000 10,000 0 12 24 36 48 60 72 84 96 108 120 Oil,BBL Gas/MCF 0% 25% 50% 75% 100% 125% $80 $90 $100 IRR HIGH CASE BASE CASE LOW CASE

18 Non - Operated New Mexico Operating Partners Within the Area LUSK Well Name Operator IP Date Oil Gas Cum Oil Cum Gas WI Fecta 33 Fed 1H Oxy 5/2/2012 623 1,053 103,847 91,407 12.49% Fecta 33 Fed Com 2H Oxy 12/18/2012 302 455 0 0 12.49% Southeast Lusk 33 Federal 2H Cimarex 3/7/2012 301 598 76,215 76,105 37.50% Southeast Lusk 33 Federal 3H Cimarex 2/29/2012 634 483 103,041 108,167 37.50% TURKEY TRACK Well Name Operator IP Date Oil Gas Cum Oil Cum Gas WI Bradley 29 Fed Com 3H Mewbourne 6/25/2012 267 121 30,704 52,632 3.13% Bradley 30 Fed 1H Mewbourne 11/23/2011 322 320 72,921 172,386 4.49% Bradley 30 Fed 2H Mewbourne 7/9/2012 211 285 37,461 76,085 4.67% Bradley 30 Fed 3H Mewbourne 12/4/2012 286 215 10,737 14,473 4.49% Zircon 2 St Com 1H Mewbourne 1/13/2012 297 202 70,127 141,424 12.50% Zircon 2 LI St 1H Mewbourne 5/29/2012 143 73 49,416 45,157 12.50% Bone Springs Wells

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20 Combined RMR & XBOR Capitalization – Post - Closing of Bank Facility (in millions) Debt Senior Credit Facility with Independent Bank $20.0 Balance at Close – RMR 7.6 Balance at Close – XBOR 8.9 Balance at Close 16.5 Remaining Availability $ 3.5 Convertible Notes - RMR $ 3.8 Total Debt $ 20.3 Cash RMR 4.1 XBOR 0.4 $ 4.5 Net Debt $ 15.8 Total Liquidity $8.00 * Includes 100% of Cross Border debt and cash

21 Combined CAPEX Budget for Remainder of Fiscal 2013 (in millions) Sources Uses Cash Flow from Operations $5 - 6 Madera $3.7 Cash $4.5 Cowden $1.6 Available on Revolver $3.5 Tom Tom $2.3 Non - operated $4.7 Total Sources $13 - 14 Total Uses $12.4 30% 13% 19% 38% Madera Cowden Tom Tom Non - operated

22 Exposure to Permian (EV/Acre in the Permian Basin) * Calculated after assigning value to production and acreage value in areas outside the Permian. See appendix for derivation . **No value assigned to RDMP for SW New Mexico acreage where mineral rights are owned. $1,182 $0 $5,000 $10,000 $15,000 $20,000 $25,000 PXD BRY FANG CXO LPI AREX EGN CRK RDMP $EV / Acre

23 3ROC Transaction Concho/3ROC Transaction Valued at $1.0 Billion The recent acquisition of Three Rivers Operating Company (“3ROC”) by Concho Resources highlights the increasing value of Permian Basin assets This reinforces the view that the Permian Basin is one of the hottest areas in North America today The step up in value of the assets conveyed in the sale shows the evolution in value The majority of 3ROC’s assets were acquired in two purchases, first from Samson then Chesapeake The table below highlights increasing valuation metrics of the same assets across only 2 years 3ROC at Sale Purchase Price ($MM) $1,000.0 Gross Acres (000’s) 310.0 Net Acres (000’s) 200.0 Gross Drilling Locations 1,560.0 Average Production MBoepd 7.0 Proved Reserves 58.0 Price/Undeveloped Acre $3,217 Price/Proved Boe $13.39 Price/Daily Boe $110,976 Chesapeake Purchase Samson Purchase Concho Purchase Announce Date 4/9/2010 1/7/2011 5/13/2012 Purchase Price ($MM) $202.8 $343.5 $1,000.0 Value to Undeveloped ($MM) 4.0 31.2 233.2 Value to Proved ($MM) 198.8 312.3 776.8 S / Proved Boe 7.11 9.06 13.39 $ / Daily Boe NM 74,145 110,976

24 The RMR Opportunity Uniquely positioned property set • Permian Basin acreage • Kansas acreage • Onshore Gulf Coast acreage Potential reserves and production base • Daily net production of 868 Boepd in December 2012 • 1,500+ potential gross locations Strong production profile to execute development plans • Significant free cash flow from existing assets to invest in development plan • Significant PUD inventory for further free cash flow growth Experienced management and technical team • Successful track record of creating value • Cost - effective operator with significant operating experience More than 300 years of combined experience in our core areas

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Adjusted Enterprise Value Derivation

Company	Ticker	Market Cap	Total Debt	Cash	Enterprise Value	$/Acre
Laredo Petroleum Holdings Inc	LPI	$2,198.1	$637.0	$28.0	$2,807.1	$4,935
Approach Resources Inc	AREX	$944.2	$43.8	$0.3	$987.7	$3,234
Concho Resources Inc	CXO	$9,901.7	$2,119.4	$0.3	$12,020.7	$8,947
Energen Corp	EGN	$3,380.1	$1,796.5	$17.0	$5,159.6	$2,746
Pioneer Natural Resources Co	PXD	$15,770.4	$4,201.1	$229.4	$19,742.1	$22,464
Comstock Resources Inc	CRK	$659.8	$1,324.4	$16.8	$1,967.4	$2,639
Berry Petroleum Co	BRY	$2,021.6	$1,380.2	$0.4	$3,401.4	$13,455
Diamondback Energy Inc	FANG	$787.1	$85.0	$6.8	$865.3	$11,524
Red Mountain Resources Inc	RDMP	$76.0	$18.0	$5.0	$89.0	$1,182

	LPI	AREX	CXO	EGN	PXD	CRK	BRY	FANG	RDMP
Enterprise Value	$ 2,807,083,442	$ 987,693,475	$ 12,020,736,239	$ 5,159,579,868	$ 19,742,084,752	$ 1,967,415,290	$ 3,401,411,300	$ 865,270,969	$ 88,963,854
Production Value									
Most Recent Avg Daily Production (BO)	14,080	4,941	50,571	33,014	97,166	6,100	25,117	2,580	433
x $80,000 per flowing BO	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000
	$ 1,126,400,000	$ 395,280,000	$ 4,045,714,286	$ 2,641,095,890	$ 7,773,280,000	$ 488,000,000	$ 2,009,390,400	$ 206,400,000	$ 34,652,800
	daily prod mbo us								
Most Recent Avg Daily Production (MCF)	100,320	18,954	210,855	198,084	376,365	195,000	67,708	10,320	2,705
x $6,000 per flowing MCF	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000
	$ 601,920,000	$ 113,724,000	$ 1,265,132,571	$ 1,188,504,000	$ 2,258,190,000	$ 1,170,000,000	$ 406,246,320	$ 61,920,000	$ 16,230,240
Acreage Adjustment									
Location	Granite Wash			Niobrara Shale	Eagleford Shale	TX/N. LA	Uinta		Kansas
Net Acres	37,000			140,000	290,000	131,000	165,000		15,000
Other Acreage $/Acre	$ 2,500			$ 4,000	$ 2,500	$ 1,000	$ 1,000		$ 150
Other Acreage Adjustment	$ 92,500,000	$ -	$ -	$ 560,000,000	$ 725,000,000	$ 131,000,000	$ 165,000,000	$ -	$ 2,250,000
Location	Other			San Juan		S. Texas	San Joaquin		S. Texas
Net Acres	191,000					28,000			3,680
Other Acreage $/Acre	$ 100					$ 1,000			$ 100
Other Acreage Adjustment	$ 19,100,000	$ -	$ -	$ -	$ -	$ 28,000,000			$ 368,000
Location				Black Warrior Basin					Other Fee Acreage
Net Acres				147,000					0
Other Acreage $/Acre				$ 100					$ 500
Other Acreage Adjustment	$ -	$ -	$ -	$ 14,700,000	$ -				$ -
Total Acreage Adjustment	111,600,000	0	0	574,700,000	725,000,000	159,000,000	165,000,000	0	2,618,000
Permian Acreage Value	$ 967,163,442	$ 478,689,475	$ 6,709,889,382	$ 755,279,977	$ 8,985,614,752	$ 150,415,290	$ 820,774,580	$ 596,950,969	$ 35,462,814
Net Permian Acres	196,000	148,000	750,000	275,000	400,000	57,000	61,000	51,799	30,000
EV / Net Permian Acre	$4,935 /acre	$3,234 /acre	$8,947 /acre	$2,746 /acre	$22,464 /acre	$2,639 /acre	$13,455 /acre	$11,524 /acre	$1,182 /acre

Source: Company Documents and Filings, Bloomberg, PLS. Note: Acreage values based on recent transactions of nearby properties.

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27 Acreage Summary County State Gross Developed Net Developed Gross Undeveloped Net Undeveloped Red Mountain Lea NM 2,365.5 1,593.6 1,774.9 1,525.3 Andrews TX 0 0 659.2 524.5 Ector TX 760 740 0 0 Pecos TX 0 0 1425.0 1,425.0 Duval & Zapata TX 4,897 1,560 0 0 Confidential KS 0 0 3,404.0 3,404.0 XBOR Chaves NM 4,284.6 2,814.7 181,423.4 10,436.9 DeBaca NM 0 0 185.8 23.2 Eddy NM 3,112.2 611.3 28,430.8 2,903.2 Grant NM 0 0 5,737.6 2,868.8 Hidalgo NM 0 0 95674.9 47837.5 Lea NM 1,879.9 408.3 74,850.1 3,624.9 Sierra NM 0 0 241,401.5 120,700.8 Socorro NM 0 0 193,525.8 96,762.9 Roosevelt NM 0 0 35,386.0 4,850.5 TOTAL 17,229.2 7,727.9 863,879.0 296,887.5

28 Key Team Members JACK C. BRADLEY Vice President, Director of Business Development 9 + years experience within the energy industry Geologist and Director of Business Development for The StoneStreet Group, Inc. Geologist for Sebring Exploration Extensive experience in the Permian Basin, Val Verde Basin and South Texas RANDELL K. FORD Director 45+ years experience within the energy industry Owner of R.K. Ford & Associates, Inc. a drilling, engineering and completion firm in the Permian Basin Partner in Western Drilling, which specializes in deep drilling in high pressure environments, under balanced drilling, air drilling, short radius horizontal drilling and high angle directional drilling Geographical Experience: 17 U.S. states & 12 countries EARL M. SEBRING Senior Consulting Geologist 35+ years experience within the energy industry Owner of Sebring Exploration, LLC Geographical Experience: Permian Basin, Gulf Coast, Oklahoma, Southern France, Southern UK, Argentina, Colombia, Kodiak Shelf, Philippines and Southern Australia Exploration Manager for Wagner & Brown, Geologist for City Service Oil Company Geology degree from the University of Texas DICK JACKSON Senior Geologist 30+ years experience within the energy industry Exploration Geologist for Gulf Oil, Senior Exploration Geologist for Tenneco Oil, Independent Geologist & Owner of E&P company in Kansas Geographical Experience: Alabama, Kansas, Louisiana, Mississippi, Montana, New Mexico, North Dakota, Oklahoma and Texas Geology degree from Idaho State University L. DOUG YOUNG Consulting Engineer, Drilling & Completions 36+ years experience within the energy industry Specializes in deep drilling in high pressure environments, salt water flows, high dip angle shales , air drilling, directional drilling, horizontal and H2S wells from 2,000 to 26,000 feet Drilling Consultant Supervisor for R.K. Ford & Associates, Inc. Geographical Experience: Arkansas, Louisiana, New Mexico, Oklahoma, Texas, Trinidad and Venezuela